UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number: 811-6525
CALVERT MUNICIPAL FUND, INC.
(Exact name of registrant as specified in charter)
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)
William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)
Registrant’s telephone number, including area code: (301) 951-4800
Date of fiscal year end: December 31
Date of reporting period: Fiscal quarter ended September 30, 2007

Item 1. Schedule of Investments.
CALVERT NATIONAL MUNICIPAL INTERMEDIATE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007

	Principal
Municipal Obligations - 101.2%	Amount	Value

Alabama - 3.7%
Montgomery Alabama BMC Special Care Facilities Financing Authority Revenue Bonds, STEP, 0.00%, 11/15/10 (r)	$2,000,000	$2,061,420

Arkansas - 1.7%
Greene County Arkansas Sales and Use Tax Revenue Bonds, 4.75%, 6/1/11	890,000	927,077

California - 2.0%
Golden State Tobacco Securitization Corp. California Tobacco Settlement Revenue Bonds, 6.25%, 6/1/33	1,000,000	1,096,190

Colorado - 3.8%
Lakewood City Colorado Plaza Metropolitan District Public No. 1 Tax Allocation and Revenue Bonds, 7.375%, 12/1/13	2,000,000	2,136,740

Florida - 3.8%
Miami-Dade County Florida School Board Revenue COPs, 5.00%, 11/1/22	1,000,000	1,045,280
Port St. Lucie Florida Community Redevelopment Agency Revenue Bonds, 5.00%, 1/1/20	1,000,000	1,051,370

Illinois - 1.9%
Illinois State GO Bonds, 5.125%, 2/1/27	1,000,000	1,037,920

Indiana - 1.9%
Indiana State Public Schools Multi-School Building Corp. Revenue Bonds, 5.25%, 1/15/16	1,000,000	1,084,500

Kentucky - 1.8%
Kentucky Housing Corp. MFH Revenue Bonds, 5.00%, 6/1/35 (mandatory put, 6/1/23 @ 100) (r)	1,000,000	1,015,170

Louisiana - 2.9%
Louisiana State Public Facilities Authority Revenue Bonds, 5.25%, 11/1/17	500,000	551,155
New Orleans Louisiana Audubon Commission GO Bonds, 5.00%, 10/1/13	1,000,000	1,066,960

Maryland - 2.9%
Anne Arundel County Maryland GO Bonds, 5.00%, 3/1/18	1,270,000	1,379,055
Cecil County Maryland Health Department COPs, 3.907%, 7/1/14 (r)	270,000	267,300

Massachusetts - 2.0%
Massachusetts State GO Bonds, 5.50%, 12/1/23	1,000,000	1,143,820

	Principal
Municipal Obligations - 101.2%	Amount	Value

Mississippi - 1.9%
Mississippi State Development Bank SO Revenue Bonds, 5.00%, 1/1/18	1,000,000	1,059,810

Missouri - 0.9%
St. Louis Missouri Airport Revenue Bonds, 5.50%, 7/1/10	465,000	485,860

New Jersey - 5.9%
Essex County New Jersey Improvement Authority Revenue Bonds, 5.25%, 12/15/21	1,000,000	1,104,680
New Jersey State Transportation Trust Fund Authority Revenue Bonds:
6.50%, 6/15/11, (Series B, Prerefunded)	745,000	821,333
6.50%, 6/15/11, (Series B, Refunded Balance)	1,255,000	1,380,839

New York - 3.9%
New York State Dormitory Authority Revenue Bonds, 5.00%, 2/15/20	1,000,000	1,061,450
New York State Local Government Assistance Corp. Revenue Bonds, 6.00%, 4/1/14	1,000,000	1,101,720

Ohio - 3.7%
Butler County Ohio Transportation Improvement District Revenue Bonds, 5.00%, 12/1/20	1,345,000	1,434,416
Ohio State Housing Finance Agency Revenue Bonds, 4.90%, 6/20/48	640,000	603,987

Oklahoma - 8.6%
Citizen Potawatomi Nation Revenue Bonds, 5.75%, 9/1/11	2,205,000	2,238,075
Oklahoma State Industries Authority Revenue Bonds, 5.50%, 8/15/09	2,500,000	2,590,600

Pennsylvania - 6.8%
Ridley Park Pennsylvania Hospital Authority Revenue Bonds, 6.00%, 12/1/13	900,000	958,851
South Wayne County Pennsylvania Water and Sewer Authority Revenue Bonds:
5.95%, 10/15/10	670,000	712,532
5.95%, 10/15/11	730,000	789,772
5.95%, 10/15/12	285,000	312,676
University of Pittsburgh Pennsylvania Higher Education Revenue Bonds, 5.00%, 8/1/10	1,000,000	1,036,630

Puerto Rico - 2.0%
Puerto Rico Commonwealth Highway and Transportation Authority Revenue Bonds, 6.25%, 7/1/13	1,000,000	1,136,640

South Carolina - 4.5%
Charleston County South Carolina Resource Recovery Revenue Bonds, 5.25%, 1/1/10	2,415,000	2,489,962

Tennessee - 2.3%
Knox County Tennessee Health Educational & Housing Facilities Board Revenue Bonds, 7.25%, 1/1/09	1,250,000	1,306,512

Texas - 14.2%
Amarillo Texas Health Facilities Corp. Revenue Bonds, 5.50%, 1/1/12	2,710,000	2,900,377
Garland Texas GO Bonds, 5.25%, 2/15/20	1,000,000	1,072,510
Houston Texas Hotel Occupancy Tax and Special Revenue Bonds, 5.75%, 9/1/12	2,100,000	2,259,852
Mesquite Texas Independent School District No. 1 GO Bonds, Zero Coupon, 8/15/19	500,000	287,665
Royse City Texas Independent School District GO Bonds, Zero Coupon, 8/15/26	1,000,000	389,270
Texas State GO Bonds, 4.50%, 8/28/08	1,000,000	1,009,790

	Principal
Municipal Obligations - 101.2%	Amount	Value

Utah - 3.0%
Weber Utah School District GO Bonds, 4.50%, 6/15/24	1,660,000	1,668,615

Vermont - 0.9%
Vermont State Educational and Health Buildings Financing Agency Revenue VRDN, 4.03%, 11/1/21 (r)	500,000	500,000

Virginia - 4.5%
Chesterfield County Virginia IDA Pollution Control Revenue Bonds, 5.875%, 6/1/17 (r)	750,000	797,835
Louisa Virginia IDA Solid Waste & Sewage Disposal Revenue Bonds, 4.35%, 3/1/31 (mandatory put, 3/1/10 @ 100) (r)	1,725,000	1,728,105

Washington - 5.7%
Clark County Washington School District GO Bonds, 5.00%, 12/1/22	1,500,000	1,586,970
King County Washington Sewer Revenue Bonds, 5.25%, 1/1/20	1,470,000	1,569,034

West Virginia - 0.7%
West Virginia State Economic Development Authority Commonwealth Development Revenue Bonds, 6.68%, 4/1/25 (g)(r)*	992,500	394,807

Other - 3.3%
JP Morgan Chase & Co. Puttable Tax-Exempt Receipts VRDN, Putters - Series 1751P, 4.04%, 12/1/10 (r)	985,000	985,000
Merrill Lynch Puttable Floating Option Tax-Exempt Receipts VRDN, 4.02%, 10/1/35 (r)	855,030	855,030

TOTAL INVESTMENTS (Cost $56,137,665) – 101.2%		56,495,162
Other assets and liabilities, net - (1.2%)		(664,645)

NET ASSETS - 100%		$55,830,517

Underlying
	Number		Face	Unrealized
	of	Expiration	Amount at	Appreciation
Futures	Contracts	Date	Value	(Depreciation)

Purchased:
U.S. Treasury Bonds	10	12/07	$1,113,438	$(15)

* Non-income producing security.

(g) Security is currently in default for interest. Accrued interest as of September 30, 2007 totaled $16,534 and includes past due accrued since and due on October 1, 2006. Effective October 2006, this security is no longer accruing interest and during the period, $51,791 of accrued interest was written off. Subsequent to period end, the Fund received a partial interest payment totaling $16,217 and wrote off $317 of accrued interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
COPs: Certificates of Participation
GO: General Obligation
IDA: Industrial Development Authority
MFH: Multi-Family Housing
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
SO: Special Obligation
VRDN: Variable Rate Demand Notes

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: The National Municipal Intermediate Fund (the “Fund”), the sole series of Calvert Municipal Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified open-end management investment company. Class A shares are sold with a maximum front-end sales charge of 2.75%.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Other securities for which market quotations are not available or deemed inappropriate are fair valued in good faith under the direction of the Board of Directors.
In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At September 30, 2007, no securities were fair valued under the direction of the Board of Directors.
Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See footnotes to Schedule of Investments.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in-capital. It is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.
Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:
In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” – an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has evaluated the application of the Interpretation to the Fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the Fund’s financial statements.
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE B — TAX INFORMATION
The following table presents the cost of investments for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at September 30, 2007:

Federal income tax cost	$56,117,907

Unrealized appreciation	1,103,357

Unrealized (depreciation)	(726,102)

Net appreciation (depreciation)	$377,255

Net realized capital loss carryforward for federal income tax purposes of $7,758 at December 31, 2006 may be utilized to offset future capital gains until expiration in December 2014.
Item 2. Controls and Procedures.
(a) The principal executive and financial officers concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.
(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.
A separate certification for each principal executive officer and principal financial officer of the registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
     Filed herewith.
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT MUNICIPAL FUND, INC.

By:	/s/ Barbara J. Krumsiek

Barbara J. Krumsiek
President — Principal Executive Officer

Date:	November 28, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek

Barbara J. Krumsiek
President — Principal Executive Officer

Date:	November 28, 2007

/s/ Ronald M. Wolfsheimer

Ronald M. Wolfsheimer
Treasurer — Principal Financial Officer

Date:	November 28, 2007